UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2014

Endurance International Group Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001- 36131	46-3044956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA		01803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 23, 2014, Endurance International Group Holdings, Inc. (the “Company”) completed its acquisition of the web presence business of Directi (as defined below), which provides web presence solutions to small- and medium-sized businesses in various countries, including India, the United States, Turkey, China, Russia and Indonesia (the “Acquisition”). The Company acquired Directi’s web presence business through its wholly-owned subsidiaries Endurance Singapore Holdings 2 Pte. Ltd., a private limited company incorporated and existing under the laws of Singapore (“Singapore SPV”), Endurance Singapore Holdings Pte. Ltd., a private limited company incorporated and existing under the laws of Singapore (“Singapore Holdco”) and MyInternet Media Ltd., a company organized under the laws of the Republic of Ireland (collectively, the “Buyers”), which acquired the outstanding capital stock of Directi Web Technology Pvt. Ltd., a company organized and existing under the laws of the Republic of India (“DWTPL”) (including the right to acquire one share held by a nominee pursuant to local law requirements) and P.D.R. Solutions FZC, a limited liability company organized in the Ras Al Khaimah Free Zone of the United Arab Emirates (“PDR”) from Directi Web Technologies Holdings, a company organized and existing under the laws of the Republic of Mauritius (the “Seller”), as well as through the acquisition by the Company’s wholly owned subsidiaries The Endurance International Group, Inc., a Delaware corporation, and Endurance Web Solutions Private Limited, a company organized and existing under the laws of the Republic of India, of certain assets from Confluence Networks Inc., a corporation organized and existing under the laws of the British Virgin Islands and an affiliate of the Seller (together with DWTPL, PDR and the Seller, “Directi”), pursuant to a Master Share Purchase Agreement, dated August 11, 2013, between the Company, the Buyers, Directi and certain other parties identified therein (the “MSPA”).

The Company expects that, after giving effect to the post-closing adjustments described below, the total consideration to be paid for the Acquisition will fall within the previously disclosed range of $100.0 to $110.0 million, consisting of the following:

•	Approximately $25.5 million in cash (consisting of $20.5 million paid at closing and $5 million paid in August 2013), subject to certain post-closing adjustments;

•	A promissory note issued at closing by the Company to the Seller in an original principal amount of approximately $51.0 million (the “Note”). The principal amount of the Note could increase if the annualized revenues for the business for the period from July 1, 2013 through March 30, 2014 are greater than for the period from October 1, 2012 through September 30, 2013 or could decrease if the Company exercises its right to offset from the principal amount any indemnification obligations of Directi under the MSPA. The Note matures on April 15, 2014 and is secured by a guarantee from Singapore Holdco, which has pledged its interest in Singapore SPV as collateral for the guarantee. The maturity of the Note will accelerate if the Company breaches any of its material obligations under the Note or upon the initiation of bankruptcy proceedings against the Company; and

•	2,123,039 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) issued at closing, which may be increased in the event of a post-closing purchase price adjustment in favor of the Seller. The shares of Common Stock were issued in reliance on the exemption from registration available under Section 4(a)(2) of the Securities Act of 1933, as amended. The shares of Common Stock were valued at $12 per share (equal to the price in the Company’s initial public offering) for purposes of calculating the number of shares to be issued.

The foregoing descriptions of the Acquisition, the MSPA and the Note do not purport to be complete and are qualified in their entirety by reference to the complete text of the MSPA and the Note, which was filed as Exhibit 10.28 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

On January 28, 2014, the Company issued a press release announcing the closing of the Acquisition. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by the Company on January 28, 2014

***

Safe Harbor

Statements contained in this Current Report on Form 8-K about the Company that are not purely historical, and all other statements that are not purely historical, may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue;” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “would” and similar expressions or variations intended to identify forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section titled “Risk Factors” included in the Company’s Quarterly Report on Form 10-Q filed on December 6, 2013, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2014	By:	/s/ Tivanka Ellawala
Tivanka Ellawala Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company on January 28, 2014